                                                                   EXHIBIT 31.01

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         PURSUANT TO RULE 13a - 14(a) AS ADOPTED PERSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Goff, the Chief Executive Officer of Crescent Real Estate Equities Ltd., the general partner of Crescent Real Estate Equities Limited Partnership, and the Chief Executive Officer of Crescent Finance Company, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Crescent Real Estate Equities Limited Partnership and Crescent Finance Company;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrants as of, and for, the periods presented in this report;

     4. The registrants' other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrants and have:

               a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

               b) Evaluated the effectiveness of the registrants' disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

               c) Disclosed in this quarterly report any change in the registrants' internal control over financial reporting that occurred during the registrants' most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrants' internal control over financial reporting; and

     5. The registrants' other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrants' auditors and the audit committee of the registrants' boards of directors (or persons performing the equivalent functions):

               a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrants' ability to record, process, summarize and report financial information; and

               b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants' internal control over financial reporting.

Date: November 10, 2003

                                                       /s/ John C. Goff
                                                       -------------------------
                                                       John C. Goff
                                                       Chief Executive Officer

                                                                   EXHIBIT 31.01

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         PURSUANT TO RULE 13a - 14(a) AS ADOPTED PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Jerry R. Crenshaw, Jr., the Executive Vice President and Chief Financial and Accounting Officer of Crescent Real Estate Equities Ltd., the general partner of Crescent Real Estate Equities Limited Partnership, and the Executive Vice President and Chief Financial and Accounting Officer of Crescent Finance Company, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Crescent Real Estate Equities Limited Partnership and Crescent Finance Company;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrants as of, and for, the periods presented in this report;

     4. The registrants' other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrants and have:

               a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrants, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

               b) Evaluated the effectiveness of the registrants' disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

               c) Disclosed in this quarterly report any change in the registrants' internal control over financial reporting that occurred during the registrants' most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrants' internal control over financial reporting; and

     5. The registrants' other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrants' auditors and the audit committee of the registrants' boards of directors (or persons performing the equivalent functions):

               a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrants' ability to record, process, summarize and report financial information; and

               b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants' internal control over financial reporting.

Date: November 10, 2003

                                              /s/ Jerry R. Crenshaw, Jr.
                                              ---------------------------------
                                              Jerry R. Crenshaw, Jr.
                                              Executive Vice President and Chief
                                              Financial Officer